                           SHARES OF ABLE ENERGY, INC.

                             SUBSCRIPTION AGREEMENT

TO: ABLE ENERGY, INC.

GENTLEMEN:

        1. SUBSCRIPTION. The undersigned, hereinafter sometimes referred to as the "Subscriber", does hereby subscribe to surrender as of September 30, 2005 a promissory note issued to the Subscriber by Able Energy, Inc., a Delaware corporation (the "Company") dated February 22, 2005 in the principal amount of Five Hundred Thousand Dollars ($500,000) (the "Note") in exchange for shares of the Company's common stock, $.001 par value. The number of shares to be exchanged and issued to the Subscriber (the "Shares") shall be determined by dividing the principal balance of the Note together with all accrued and unpaid interest thereon as of September 30, 2005 by $8.68, the average closing price of Able's stock as listed on the Nasdaq SmallCap Market for the period from October 3, 2005 through October 14, 2005 less a 20% discount.

        2. REPRESENTATIONS AND WARRANTIES. By executing this Subscription Agreement, the undersigned further:

                (a) acknowledges that the undersigned has received and carefully read the following Reports filed by the Company with the Securities and Exchange Commission: (i) Annual Report on Form 10-K for the year ended June 30, 2005, (ii) Registration Statement on Form S-1 , SEC File No. 333-127573 and all amendments thereto; and (iii) Preliminary Notice of Special Meeting of Stockholders and Proxy Statement on Schedule 14A filed October 4, 2005 (hereinafter collectively referred to as the "Reports"). The undersigned also acknowledges that it has carefully read the material Risk Factors hereinafter contained in this Subscription Agreement, has based its decision to exchange the Note for the Shares on the information contained in the Reports and this Subscription Agreement and has not been furnished with any other offering literature or prospectus.

                (b) represents and warrants that it is acquiring the Shares for its own account as a principal, for investment purposes only and not with a view to, or for, resale or distribution and no other person has a direct or indirect beneficial interest in such Shares. Further, the undersigned does not have any contract, understanding, agreement or arrangement with any person to sell or transfer to such person or to any third person, with respect to any of the Shares.

                (c) represents and warrants that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment.

                (d) represents and warrants that it is able to bear the economic risk of losing its entire investment in the Shares and is not relying on the Company with respect to advice as to the economic considerations of this exchange.

                (e) represents and warrants that its overall commitment to investments which are not readily marketable is not disproportionate to its net worth, and its investment in the Shares will not cause such overall commitment to become excessive.

                (f) understands that the Shares have not been registered under the Securities Act of l933, as amended (the "Securities Act") and, as the result thereof, are subject to substantial restrictions, which restrictions are described in the Risk Factors set forth below.

                (g) agrees and understands that it will not sell or otherwise transfer any Shares or any interest therein unless the Shares are registered under the Securities Act and any other applicable securities laws or the undersigned obtains an opinion of counsel which is satisfactory to the Company (both as to the issuer of the opinion and the form and substance thereof) that the Shares may be transferred in reliance on an applicable exemption from such registration requirements.

                (h) understands that no Federal or state agency has approved or disapproved the Shares, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Shares for investment.

                (i) acknowledges that all material documents, records, and books pertaining to this investment have on request been made available to it and/or to its advisers.

                (j) acknowledges that if it is acquiring the Shares subscribed for hereby in a fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom it is so purchasing.

                (k) acknowledges that the Company has made available to it or its purchaser representative, if any, the opportunity to ask questions of, and receive answers from the Company or its representatives regarding its proposed business operations and has been given the opportunity for a reasonable time prior to the date hereof to review such additional information necessary to verify the accuracy of the Reports or such other information which was provided to the undersigned in order to evaluate the merits and risks of a purchase of the Shares to the extent the Company could acquire it without unreasonable effort or expense.

                (l) acknowledges that if it has used the services of a purchase representative in connection with its investment in the Company, its purchaser representative has disclosed any material relationship which exists between each purchaser representative or his affiliates and the Company and its affiliates, which now exists or mutually is understood to be contemplated or which has existed at any time during the previous two years, and setting forth any compensation received or to be received as a result of such relationship.

                (m) ACKNOWLEDGES THAT IT UNDERSTANDS THAT: THE INFORMATION PROVIDED HEREIN HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK AND THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THE INVESTMENT IN THE SHARES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                (n) understands that the Shares are being offered and exchanges in reliance on specific exemptions from the registration requirements of Federal and State securities law and that the Company, relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the undersigned to acquire Shares.

                (o) The undersigned represents, warrants and agrees that it will not sell, pledge, or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom and fully understands and agrees that it must bear the economic risk of its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. In particular, the undersigned is aware that the Shares are "restricted securities", as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), and may not be sold unless all of the conditions of Rule 144 are met. The undersigned also understands that, the Company is under no obligation to register the Shares, on its behalf or to assist it in complying with any exemption from registration under the Securities Act. The Subscriber further understands that sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Subscription Agreement which must be executed by the undersigned as a condition precedent to receiving securities of the Company.

                (p) no representative or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained in the written Reports, and in subscribing for the Shares the undersigned is not relying upon any representations other than those contained in such Reports.

                (q) any information which the undersigned furnishes to the Company with respect to his or her financial position and business experience is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information he or she will immediately furnish such revised or corrected information to the Company.

                (r) The Subscriber understands and agrees that each stock certificate provided by the Company to the undersigned shall bear the following legend until (i) such securities shall have been registered under the Securities Act and effectively been disposed of in accordance with the registration statement; or (ii) in the opinion of counsel for the Company such securities may be sold without registration under the Securities Act:

                        "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT NE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE CORPORATION, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE CORPORATION, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAW."

                (s) the undersigned, if an individual, is a citizen of the United States, and is at least 21 years of age, or if a partnership, corporation or trust, the members, shareholders or beneficiaries thereof are all citizens of the Unites States and each is at least 21 years of age. The address set forth below is the undersigned's correct home address, or if the undersigned is other than an individual, the undersigned's correct home address, or if the undersigned is other than an individual, the undersigned's correct principal office and the undersigned has no present intention of changing such address.

                (t) the undersigned understands that the purchase of the Shares is a speculative investment which involves a high degree of risk of loss of the entire investment in the Company.

                (u) the foregoing representations, warranties and agreements shall survive the date of acceptance of this Agreement by the Company and that the information set forth herein regarding the undersigned is true and correct.


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

                (v) The Subscriber acknowledges that it understands the meaning of the representations made by it in this Subscription Agreement.

        4.      RISK FACTORS

                THE SECURITIES OFFERED HEREBY INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY PERSONS WHO CANNOT AFFORD THE LOSS OF THEIR TOTAL INVESTMENT. PROSPECTIVE INVESTORS OF THE SHARES OFFERED HEREIN SHOULD GIVE CAREFUL CONSIDERATION, IN ADDITION TO THE OTHER INFORMATION IN THIS MEMORANDUM, TO THE FOLLOWING RISK FACTORS.

                (a) LIMITED OPERATING HISTORY; MANAGEMENT OF GROWTH; SUBSTANTIAL LONG-TERM DEBT. The Company was incorporated in March 1997 to act as a holding company for its operating subsidiaries. Able Oil, the Company's major operating subsidiary, has been in business since 1989 and currently accounts for approximately 80% of the Company's total revenue. The Company's remaining subsidiaries have limited operating histories upon which evaluation of their prospects can be made. There can be no assurance that the subsidiaries, other than Able Oil, will generate substantial revenues or attain profitable operations. The Company plans to continue to pursue an aggressive growth strategy through its operating subsidiaries, and anticipates significant change in its business activities and operations. The Company's growth has required, and will continue to require, increased investment in management personnel, financial and management systems and controls and facilities. The Company's past expansion has placed, and any future expansion would place, significant demands on the Company's administrative, operational, financial and other resources. The Company intends to continue to expand its business and operations, including entry into new markets, that will place additional strain on the Company's management and operations. The Company's future operating results will depend, in part, on its ability to continue to broaden the Company's senior management group and administrative infrastructure, and its ability to attract, hire and retain skilled employees. The Company's success will also depend on the ability of its officers and key employees to continue to implement and improve the Company's operational and financial control systems and to expand, train and manage its employee base. In addition, the Company's future operating results will depend on its ability to expand its sales and marketing capabilities and expand its customer support operations commensurate with its growth, should such growth occur. If the Company's revenues do not increase in proportion to its operating expenses, the Company's management systems do not expand to meet increasing demands, the Company fails to attract, assimilate and retain qualified personnel, or the Company's management otherwise fails to manage the Company's expansion effectively, there would be a material adverse effect on the Company's business, financial condition and operating results. As of June 30, 2005, the Company had long term liabilities of $4,146,095. The Company's ability to satisfy such obligations will depend on the Company's future operating performance, which will be affected by, among other things, prevailing economic conditions and financial, business and other factors, many of which are beyond the Company's control. There can be no assurance that the Company will be able to service its indebtedness. If the Company is unable to service its indebtedness, it will be forced to examine alternative strategies that may include actions such as reducing or delaying capital expenditures, restructuring or refinancing its indebtedness, or the sale of assets or seeking additional equity and/or debt financing. There can be no assurance that any of these strategies could be effected on satisfactory terms, if at all.

                (b) SEASONAL FACTORS. To date substantially all of the Company's revenues and income have been derived from the home heating oil business. The Company's home heating oil business is seasonal, as a substantial portion of its business is conducted during the fall and winter months. Weather patterns during the winter months can have a material adverse impact on its revenues. Although temperature levels for the heating season have been relatively stable over time, variations can occur from time to time, and warmer than normal winter weather will adversely effect the results of the Company's fuel oil operations.

                (c) FUEL PRICING: EFFECT ON PROFITABILITY. Gasoline, heating oil and diesel fuel are commodities and, as such, their wholesale prices are subject to changes in supply or other market conditions over which the Company has no control. While, in the past, the Company has been able to pass on any increases in commodities prices to its customers, there can be no assurance that the Company may be able to fully pass on future increases in the wholesale prices of these commodities to its customers and still be competitive. Additionally, approximately 7% of the Company's total sales are made to customers pursuant to an agreement which pre-establishes the maximum sales price of fuel oil over a twelve-month period. Such prices are renegotiated in April of each year and the Company has historically purchased fuel oil for these customers in advance and at a fixed cost. Should the Company be unable to make such advance purchases of fuel oil, any future increase in wholesale fuel oil prices could have an adverse affect on the Company. Because the Company sells fuel to its customers at fixed amounts over its wholesale cost, the Company's gross profit as a percentage of gross revenue may not fluctuate as a result of changes in the wholesale prices of these goods. The Company does not engage in derivatives or futures trading to hedge fuel price movements.

                (d) GROWTH DEPENDENT UPON UNSPECIFIED ACQUISITIONS. The Company's growth strategy includes the acquisition of existing fuel distributors. There can be no assurance that the Company will be able to identify new acquisition candidates or, even if a candidate is identified, that the Company will have access to the capital necessary to consummate such acquisitions. Furthermore, the acquisition of additional companies involves a number of additional risks. These risks include the diversion of management's attention from the operations of the Company, possible difficulties with the assimilation of personnel and operations of acquired companies, the amortization of acquired intangible assets, and the potential loss of key employees of acquired companies. The future success of the Company's business will depend upon the Company's ability to manage its growth through acquisitions.

                (e) GOVERNMENT REGULATION. Federal, state and local laws, particularly laws relating to the protection of the environment and worker safety, can materially affect the Company's operations. The transportation of fuel oil, diesel fuel, propane and gasoline is subject to regulation by various federal, state and local agencies, including the U.S. Department of Transportation ("DOT"). These regulatory authorities have broad powers and the Company is subject to regulatory and legislative changes that can effect the economies of the industry by requiring changes in operating practices or influencing demand for, and the cost of providing, its services. Additionally, the Company is subject to random DOT inspections. Any material violation of DOT rules or the Hazardous Materials Transportation Act may result in citations and/or fines upon the Company. In addition, the Company depends on the supply of petroleum products from the oil and gas industry and, therefore, is affected by changing taxes, price controls and other laws and regulations relating to the oil and gas industry generally. The Company cannot determine the extent to which future operations and earnings may be affected by new legislation, new regulations or changes in existing regulations.

                (f) POTENTIAL ENVIRONMENTAL LIABILITY. The Company's operations are subject to all of the operating hazards and risks that are normally incidental to handling, storing, transporting and delivering fuel oils, gasoline, diesel and propane, which are classified as hazardous materials. The Company faces potential liability for, among other things, fuel spills, gas leaks and negligence in performing environmental clean-ups for its customers. Specifically, the Company maintains fuel storage facilities on sites owned or leased by the Company, and could incur significant liability to third parties or governmental entities for damages, clean-up costs and/or penalties in the event of certain discharges into the environment. Such liability can be extreme and could have a material adverse effect on the Company's financial condition or results of operations. Although the Company believes that it is in compliance with existing laws and regulations, there can be no assurance that substantial costs for compliance will not be incurred in the future. Any substantial violations of these rules and regulations could have an adverse affect upon the Company's operations. Moreover, it is possible that other developments, such as more stringent environmental laws, regulations and enforcement policies thereunder, could result in additional, presently unquantifiable, costs or liabilities to the Company.

                (g) NO ASSURANCE OF ADEQUATE INSURANCE PROTECTION. The Company maintains insurance policies in such amounts and with coverage and deductibles as the Company' management believes are reasonable and prudent. There can be no assurance, however, that such insurance will be adequate to protect the Company from liabilities and expenses that may arise from claims for personal and property damage arising in the ordinary course of business or that such levels of insurance will be maintained by the Company or will be available at economic prices.

                (h) FRANCHISING. The Company intends to expand franchise arrangements to expand its operations and revenue base. The Company's future growth may be dependent upon new franchisees and the manner in which they operate and develop their Able Energy locations to promote and develop the Company's concept and its reputation for quality and value. In addition, because the Company believes that a potential franchisee's total estimated investment relating to an Able Energy location is generally low, the Company may be more likely to attract franchisees with limited franchise experience and limited financial resources. As a result of its franchising activity, the Company is be subject to Federal Trade Commission ("FTC") regulation and various state laws that govern the offer, sale and termination of, and refusal to renew, franchises. Several state laws also regulate substantive aspects of the franchisor-franchisee relationship. The FTC requires the Company to furnish prospective franchisees a franchise offering circular containing prescribed information. A number of states in which the Company might consider franchising also regulate the sale of franchises and require registration of the franchise offering circular with state authorities. Substantive state laws that regulate the franchisor-franchisee relationship presently exist in many states, and bills have been introduced in Congress from time to time which would provide for federal regulation of the franchisor-franchisee relationship in certain respects. The state laws often limit, among other things, the duration and scope of non-competition provisions and the ability of a franchisor to terminate or refuse to renew a franchise.

                (i) TRADEMARKS AND SERVICE MARKS. The Company believes that its trademarks and service marks have significant value and are important to the marketing of its products and services, especially if the Company is successful in implementing its franchise program. There can be no assurance, however, that the Company's proprietary marks do not or will not violate the proprietary rights of others, that the Company's marks would be upheld if challenged or that the Company would not be prevented from using its marks, any of which could have an adverse effect on the Company. In addition, there can be no assurance that the Company will have the financial resources necessary to enforce or defend its trademarks and service marks against infringement.

                (j) COMPETITION FROM ALTERNATE ENERGY SOURCES. The Company is engaged primarily in the retail home heating business and competes for customers with suppliers of alternate energy products, principally natural gas and electricity. Every year, a small percentage of the Company's oil customers convert to other home heating sources, primarily natural gas. In addition, the Company may lose additional customers due to conversions during periods in which the cost of its services exceeds the cost of alternative energy sources.

                (k) COMPETITION FOR NEW CUSTOMERS. The Company's business is highly competitive. In addition to competition from alternative energy sources, the Company competes with distributors offering a broad range of services and prices, from full service distributors similar to the Company, to those offering delivery only. Competition with other companies in the retail home heating industry is based primarily on customer service and price. Longstanding customer relationships are typical in the industry. Many companies, including the Company, deliver fuel to their customers based upon weather conditions and historical consumption patterns without the customers making an affirmative purchase decision each time fuel is needed. In addition, most companies, including the Company, provide equipment repair service on a 24 hour a day basis, which tends to build customer loyalty. The Company competes against companies that may have greater financial resources than the Company. As a result, the Company may experience difficulty in acquiring new retail customers due to existing relationships between potential customers and other retail home heating distributors.

                (l) ABSENCE OF WRITTEN AGREEMENTS. Approximately 50% of the Company's customers do not have written agreements with the Company and can terminate services at any time, for any reason. Although the Company has never experienced a significant loss of its customers, if the Company were to experience a high rate of terminations, the Company's business and financial condition could be adversely affected.

                (m) RISKS ASSOCIATED WITH EXPANSION INTO NEW MARKETS. A significant element of the Company's future growth strategy involves the expansion of the Company's business into new geographic and product markets. Expansion of the Company's operations depend, among other things, the success of the Company's marketing strategy in new markets, successfully establishing and operating new locations, hiring and retaining qualified management and other personnel, and obtaining adequate financing for vehicle and site purchases and working capital purposes.

                (n) DEPENDENCE ON KEY PERSONNEL. The Company's future success will depend, to a significant extent, on the efforts of key management personnel, including Gregory D. Frost, the Company's Chief Executive Officer, Chairman and General Counsel, Christopher P. Westad, the Company's President, and Steven M. Vella, the Company's Chief Financial Officer. The loss of one or more of these key employees could have a material adverse effect on the Company's business. In addition, the Company believes that its future success will depend, in large part, upon its continued ability to attract and retain highly qualified management, technical and sales personnel. There can be no assurance that the Company will be able to attract and retain the qualified personnel necessary for its business.

                (o) LIMITED MARKET FOR COMMON STOCK. Although the Company's common stock is presently traded on the Nasdaq SmallCap Market, there can be no assurance that it will continue or be maintained. As a result of the limited market, the Subscriber may have difficulty in effecting sales of the Shares and/or obtaining a satisfactory price for those shares. Any market price for shares of common stock of the Company is likely to be very volatile, and factors such as success or lack thereof in the Company's operations, competition and governmental regulation may all have a significant effect. In addition, the stock markets generally have experienced, and continue to experience, extreme price and volume fluctuations which have affected the market price of many small capital companies and which have often been unrelated to the operating performance of these companies. These broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of the Company's common stock.

                (p) GENERAL ECONOMIC RISKS/POTENTIAL VOLATILITY OF STOCK PRICE. The Company's current and future business plans are dependent, in large part, on the state of the general economy. Adverse changes in general and local economic conditions may cause high volatility in the market price of the Company's securities and may adversely affect an investment in these securities. Oil and gas prices are extremely volatile and are subject to substantial seasonal, political, world wide supply of oil and gas and other fluctuations and risks, all of which are beyond the Company's control.

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        5.      GENERAL INFORMATION ABOUT THE SUBSCRIBER

                (a)     Name of Subscriber:

                (b)     Address and telephone number of Subscriber:

                (c)     Social Security or Tax ID Number of Subscriber:

                (d) Can Subscriber afford to hold Subscriber's investment in the Company for an indefinite period of time? (Answer yes or no) Yes _____ No
_____

                (e) Can Subscriber afford a loss of its prospective investment in the Company? (Answer yes or no) Yes _____ No _____

                (f)     If Subscriber is not an individual:

                        (1) Is Subscriber's principal place of business located, or does Subscriber have substantial amounts of assets, in any other state(s)? If yes, which state(s)?

                        (2) In which state(s), if any, does Subscriber file state or local franchise, business or other tax returns?

                        (3) In which state(s) is Subscriber authorized to do business?

                        (4) Subscriber is (check appropriate type and give the requested information):

                                __________ Corporation (jurisdiction and date of incorporation):

                                __________ Partnership (jurisdiction and date where original Certificate filed or date of Partnership Agreement if filing not required):

                                __________ Trust (jurisdiction and date of Trust Agreement):

                                __________ Other (Describe):

                        (5) Was Subscriber organized for the specific purpose of acquiring the Shares? (Answer yes or not) Yes _____ No _____

                (g) Subscriber is an "accredited investor" because it falls within the applicable category (ies) checked below:

__________      (1) Any employee benefit plan (a "Qualified Plan") within the meaning of ERISA, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors"; or if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million; or

__________      (2) Any bank as defined in section 3(a)(2) of the Act, or any savings or loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act ogf 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5 million; or

__________      (3) Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940; or

__________      (4) Any organization described in section 501(c)(3) of the
Internal Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000; or

__________      (5) Any natural person whose individual net worth, or joint net worth that persons' spouse, at the time of his purchase exceeds $1,000,000; or

__________      (6) Any natural person who had an income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current Year; or

__________      (7) Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of purchasing the Shares, whose purchase is directed by a "Sophisticated" person; or

__________      (8) Any entity in which all of the equity owners are "accredited investors."

        7.      MISCELLANEOUS.

                (a) INDEMNIFY. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees, agents and affiliates against any loss, liability, claim damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defined against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by or on behalf of the undersigned to any of the foregoing in connection with this transaction.

                (b) MODIFICATION. Neither this Subscription Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge of termination is sought.

                (c) NOTICES. Any notice, demand, or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (a) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or
(b) delivered personally at such address.

                (d) COUNTERPARTS. This Subscription Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

                (e) BINDING EFFECT. Except as otherwise herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each person and his heirs, executors, administrators and successors.

                (f) ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties and there are no representations or other agreements except as states or referred to herein.

                (g) ASSIGNABILITY. This Subscription Agreement is not transferable or assignable by the undersigned.

                (h) LAW GOVERNING. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, without giving effect to its conflicts of law principles.


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

                               ENTITY SUBSCRIPTION
                               -------------------


Number of Shares Subscribed for:

57,604
------


ENTITY OWNERSHIP -- Check form or organization of entity subscriber.

_____ CORPORATION               _____ LLC               _____ PARTNERSHIP
_____ TRUST

PLEASE TYPE OR PRINT THE FOLLOWING INFORMATION EXACTLY AS YOU WISH IT TO APPEAR ON THE COMPANY RECORDS.

________________________________________________________________________________
Name of Subscriber                                          (Taxpayer ID Number)


________________________________________________________________________________
Address - Street, City, State, Zip Code                          (Telephone No.)

SIGNATURE

        The undersigned corporate officer, general partner, trustee, or member certifies and warrants that he/she has full power and authority from and on behalf of the entity named below and its shareholders, partners, or beneficiaries and is permitted by applicable law to complete, execute, and deliver this Subscription Agreement on its behalf and to make the statements, representations, warranties, and agreements made herein on its behalf, and that investment in the Company has been affirmatively authorized by the governing board or body of the entity and is not prohibited by law or the governing documents of the entity.

        IN WITNESS WHEREOF, the undersigned has executed this Agreement on the date set forth below.


                                        ____________________________________
                                        (Type or Print Name of Entity)

                                        By:_________________________________
                                               Name; Title


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